Fixed Assets (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Fixed Assets

Fixed assets at December 31, 2012 and 2011 are summarized as follows (in thousands):

	For the Year Ended December 31,
	2012	2011
Computer software and equipment	$2,288	$2,222
Furniture, fixtures and equipment	670	1,046
Leasehold improvements	773	666

	3,731	3,934
Less: Accumulated depreciation	3,514	3,379

Fixed assets, net	$217	$555